Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of December 31, 2008

(unaudited)

The following financial supplement is provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement—December 31, 2008

Table of Contents

Page
Regulation G
Consolidated Financial Statements
Consolidated Income Statements	1
Condensed Consolidated Balance Sheets	2
Condensed Consolidated Statements of Cash Flows	3
Consolidated Statements of Comprehensive Income	4
Segment Information
For the three months ended December 31, 2008 and 2007	5-6
For the year ended December 31, 2008 and 2007	7-8
Non-Life segment	9
U.S. sub-segment	10
Global (Non-U.S.) P&C sub-segment	11
Global (Non-U.S.) Specialty sub-segment	12
Catastrophe sub-segment	13
Life segment	14
Corporate and Other	15
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	16
Distribution of Premiums by treaty type	17
Investments
Investment Portfolio	18
Distribution of Corporate Bonds and Equities	19-20
Distribution of Mortgage/Asset-Backed Securities	21
Other Invested Assets including Private Markets and Derivative Exposures	22
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	23
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	24
Analysis of Policy Benefits for Life and Annuity Contracts	25
Reserve Development	26

Reconciliation of GAAP and non-GAAP measures	27-28
Diluted Book Value per Common Share—Treasury Stock Method	29
Diluted Book Value per Common Share—Rollforward	30-31

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized and unrealized gains and losses on investments, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the year. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on investments (net of tax). The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates total capital as the sum of total shareholders’ equity, long-term debt, capital efficient notes and senior notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Revenues
Gross premiums written	$752,169	$868,584	$968,163	$1,439,332	$722,700	$4,028,248	$3,810,164

Net premiums written	$752,408	$869,194	$956,269	$1,411,564	$714,376	$3,989,435	$3,757,109
Decrease (increase) in unearned premiums	231,864	209,265	(730)	(501,811)	275,382	(61,411)	20,362

Net premiums earned	984,272	1,078,459	955,539	909,753	989,758	3,928,024	3,777,471
Net investment income	144,321	146,138	145,494	137,010	137,771	572,964	523,259
Net realized and unrealized investment gains (losses)(1)	63,967	(324,184)	(296,255)	25,112	(16,510)	(531,360)	(72,492)
Other income (loss)	7,946	(3,838)	4,591	1,639	(14,530)	10,335	(17,479)

Total revenues	1,200,506	896,575	809,369	1,073,514	1,096,489	3,979,963	4,210,759

Expenses
Losses and loss expenses and life policy benefits	718,871	751,961	548,720	589,668	517,557	2,609,220	2,082,461
Acquisition costs	233,660	232,814	228,170	204,238	227,222	898,882	849,715
Other operating expenses	89,053	86,939	96,737	92,280	88,481	365,009	326,486
Interest expense	12,541	11,877	14,914	11,896	13,374	51,228	54,017
Net foreign exchange (gains) losses	(14,041)	4,597	(1,574)	4,798	(1,568)	(6,221)	15,552

Total expenses	1,040,084	1,088,188	886,967	902,880	845,066	3,918,118	3,328,231

Income (loss) before taxes and interest in (losses) earnings of equity investments	160,422	(191,613)	(77,598)	170,634	251,423	61,845	882,528
Income tax expense (benefit)	59,910	(39,508)	(53,423)	42,726	4,303	9,705	81,748
Interest in (losses) earnings of equity investments	(5,222)	386	(1,849)	1,112	(66,517)	(5,573)	(82,968)

Net income (loss)	$95,290	$(151,719)	$(26,024)	$129,020	$180,603	$46,567	$717,812

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631	$34,525	$34,525

Operating earnings available to common shareholders	$53,931	$121,331	$183,830	$110,211	$257,369	$469,304	$822,442

Comprehensive (loss) income, net of tax	$(45,437)	$(243,372)	$(15,302)	$190,197	$233,897	$(113,914)	$888,692

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings	$0.97	$2.27	$3.39	$2.03	$4.69	$8.64	$14.66
Net realized and unrealized investment gains (losses), net of tax(1)	0.68	(5.27)	(4.04)	0.17	(0.35)	(8.35)	(1.00)
Interest in (losses) earnings of equity investments, net of tax	(0.09)	(0.01)	0.01	0.02	(1.21)	(0.07)	(1.48)

Basic net income (loss)	$1.56	$(3.01)	$(0.64)	$2.22	$3.13	$0.22	$12.18

Weighted average number of common shares outstanding	55,521.6	53,339.9	54,276.6	54,248.3	54,892.7	54,347.1	56,104.4

Diluted operating earnings	$0.95	$2.27	$3.39	$1.98	$4.55	$8.43	$14.29
Net realized and unrealized investment gains (losses), net of tax(1)	0.67	(5.27)	(4.04)	0.16	(0.34)	(8.15)	(0.98)
Interest in (losses) earnings of equity investments, net of tax	(0.09)	(0.01)	0.01	0.02	(1.17)	(0.06)	(1.44)

Diluted net income (loss)	$1.53	$(3.01)	$(0.64)	$2.16	$3.04	$0.22	$11.87

Weighted average number of common and common share equivalents outstanding	56,602.1	53,339.9	54,276.6	55,711.2	56,578.5	55,639.6	57,557.9

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		December 31, 2006
Assets
Total investments	$10,886,391		$10,859,773		$11,561,358		$11,691,038		$10,917,341		$9,689,937
Cash and cash equivalents	838,280		675,594		480,349		497,567		654,895		988,788
Accrued investment income	169,103		154,551		201,234		179,611		176,386		157,923
Reinsurance balances receivable	1,719,694		1,871,981		2,160,974		2,135,239		1,449,702		1,573,566
Funds held by reinsured companies	786,422		893,583		938,804		954,421		1,083,036		1,002,402
Deferred acquisition costs	617,121		690,145		756,582		750,627		641,818		542,698
Other assets	1,262,309		1,362,712		1,288,269		1,244,785		1,226,318		1,078,198

Total assets	$16,279,320		$16,508,339		$17,387,570		$17,453,288		$16,149,496		$15,033,512

Liabilities
Unpaid losses and loss expenses	$7,510,666		$7,484,625		$7,614,036		$7,573,371		$7,231,436		$6,870,785
Policy benefits for life and annuity contracts	1,432,015		1,526,275		1,641,389		1,600,447		1,541,687		1,430,691
Unearned premiums	1,273,787		1,555,263		1,837,256		1,837,778		1,267,873		1,215,624
Reinsurance balances payable	173,235		147,420		150,547		155,133		119,853		115,897
Debt obligations	907,605		907,605		907,605		877,605		877,605		877,605
Other liabilities	782,904		802,465		827,495		936,350		789,485		737,063

Total liabilities	12,080,212		12,423,653		12,978,328		12,980,684		11,827,939		11,247,665
Total shareholders’ equity	4,199,108		4,084,686		4,409,242		4,472,604		4,321,557		3,785,847

Total liabilities and shareholders' equity	$16,279,320		$16,508,339		$17,387,570		$17,453,288		$16,149,496		$15,033,512

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$65.17		$66.91		$72.02		$72.84		$70.07		$57.22

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all stock-based awards)	$63.95		$65.38		$70.22		$70.93		$67.96		$56.07

Number of Common and Common Share Equivalents Outstanding	57,533.9		54,519.3		55,388.3		55,725.7		55,936.4		58,248.8

Capital Structure:
Long-term debt	$200,000	4%	$400,000	8%	$400,000	8%	$620,000	12%	$620,000	12%	$620,000	13%
Senior notes(1)	250,000	5	250,000	5	250,000	5	—	—	—	—	—	—
Capital efficient notes(2)	250,000	5	250,000	5	250,000	5	250,000	5	250,000	5	250,000	6
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	6	290,000	6	290,000	5	290,000	5	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	5	230,000	5	230,000	4	230,000	4	230,000	4	230,000	5
Common shareholders’ equity	3,679,108	75	3,564,686	71	3,889,242	73	3,952,604	74	3,801,557	73	3,265,847	70

Total Capital	$4,899,108	100%	$4,984,686	100%	$5,309,242	100%	$5,342,604	100%	$5,191,557	100%	$4,655,847	100%

(1)	PartnerRe Finance A LLC, the issuer of the senior notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $250 million on its Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $257.6 million on its Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net cash provided by (used in) operating activities:

Underwriting operations	$153	$190	$102	$159	$134	$604	$650

Investment income	125	187	127	141	111	580	515

Taxes and foreign exchange	(10)	(5)	(7)	(3)	(20)	(25)	(66)

Cash flow from operations	268	372	222	297	225	1,159	1,099

Purchases of trading securities (1)	—	—	—	—	(300)	—	128

Net cash provided by (used in) operating activities as published	$268	$372	$222	$297	$(75)	$1,159	$1,227

Net cash provided by (used in) operating activities	$268	$372	$222	$297	$(75)	$1,159	$1,227

Net cash (used in) provided by investing activities(1)	(254)	(73)	(211)	(406)	43	(944)	(1,193)

Net cash provided by (used in) financing activities	162	(89)	(26)	(49)	(146)	(2)	(379)

Effect of foreign exchange rate changes on cash	(14)	(14)	(2)	—	(1)	(30)	11

Increase (decrease) in cash and cash equivalents	162	196	(17)	(158)	(179)	183	(334)

Cash and cash equivalents - beginning of period	676	480	497	655	834	655	989

Cash and cash equivalents - end of period	$838	$676	$480	$497	$655	$838	$655

(1)	Following the adoption of SFAS 159 on January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.

Consolidated Statements of Comprehensive (Loss) Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Net income (loss)	$95,290	$(151,719)	$(26,024)	$129,020	$180,603

Change in net unrealized gains or losses on investments, net of tax	76	(146)	6,653	8,574	13,243
Change in currency translation adjustment	(128,163)	(91,732)	4,000	53,006	35,744
Change in unfunded pension obligation, net of tax	(12,640)	225	69	(403)	4,307

Comprehensive (loss) income, net of tax	$(45,437)	$(243,372)	$(15,302)	$190,197	$233,897

	For the year ended
	December 31, 2008	December 31, 2007
Net income	$46,567	$717,812

Change in net unrealized gains or losses on investments, net of tax	15,157	37,834
Change in currency translation adjustment	(162,889)	129,043
Change in unfunded pension obligation, net of tax	(12,749)	4,003

Comprehensive (loss) income, net of tax	$(113,914)	$888,692

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended December 31, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$223	$123	$252	$23	$621	$130	$1	$752

Net premiums written	$223	$123	$251	$23	$620	$131	$1	$752
Decrease in unearned premiums	38	92	15	79	224	5	3	232

Net premiums earned	$261	$215	$266	$102	$844	$136	$4	$984
Losses and loss expenses and life policy benefits	(202)	(122)	(245)	(34)	(603)	(116)	—	(719)
Acquisition costs	(63)	(51)	(80)	(10)	(204)	(29)	—	(233)

Technical result	$(4)	$42	$(59)	$58	$37	$(9)	$4	$32

Other income					6	—	2	8
Other operating expenses					(56)	(11)	(22)	(89)

Underwriting result					$(13)	$(20)	n/a	$(49)

Net investment income						16	128	144

Allocated underwriting result (1)						$(4)	n/a	n/a

Net realized and unrealized investment gains							64	64
Interest expense							(13)	(13)
Net foreign exchange gains							14	14
Income tax expense							(60)	(60)
Interest in losses of equity investments							(5)	(5)

Net income							n/a	$95

Loss ratio (2)	77.3%	56.6%	92.0%	33.4%	71.3%
Acquisition ratio (3)	24.5	23.8	30.1	9.4	24.3

Technical ratio (4)	101.8%	80.4%	122.1%	42.8%	95.6%
Other operating expense ratio (5)					6.6

Combined ratio (6)					102.2%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended December 31, 2007

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other (A)	Total
Gross premiums written	$218	$127	$217	$8	$570	$152	$1	$723

Net premiums written	$218	$127	$216	$8	$569	$144	$1	$714
Decrease in unearned premiums	46	90	31	102	269	7	—	276

Net premiums earned	$264	$217	$247	$110	$838	$151	$1	$990
Losses and loss expenses and life policy benefits	(161)	(140)	(122)	14	(409)	(109)	—	(518)
Acquisition costs	(63)	(55)	(66)	(10)	(194)	(33)	—	(227)

Technical result	$40	$22	$59	$114	$235	$9	$1	$245

Other loss					—	—	(15)	(15)
Other operating expenses					(59)	(9)	(20)	(88)

Underwriting result					$176	$—	n/a	$142

Net investment income						11	127	138

Allocated underwriting result (1)						$11	n/a	n/a

Net realized investment losses							(17)	(17)
Interest expense							(13)	(13)
Net foreign exchange gains							2	2
Income tax expense							(4)	(4)
Interest in losses of equity investments							(67)	(67)

Net income							n/a	$181

Loss ratio (2)	61.0%	64.4%	49.4%	(12.8)%	48.8%
Acquisition ratio (3)	23.8	25.3	26.7	9.6	23.2

Technical ratio (4)	84.8%	89.7%	76.1%	(3.2)%	72.0%
Other operating expense ratio (5)					7.0

Combined ratio (6)					79.0%

(A)	The Company reports the results of ChannelRe Holdings on a one-quarter lag. The three months ended December 31, 2007 includes a charge of $76.2 million which represents the write-down of its total investment in ChannelRe Holdings due to anticipated unrealized mark-to-market losses on Channel Reinsurance Ltd’s credit derivative portfolio, which it expected to incur during the three months ended December 31, 2007.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the year ended December 31, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$1,072	$769	$1,172	$413	$3,426	$584	$18	$4,028

Net premiums written	$1,064	$765	$1,150	$413	$3,392	$579	$18	$3,989
Decrease (increase) in unearned premiums	24	32	(104)	(10)	(58)	(3)	—	(61)

Net premiums earned	$1,088	$797	$1,046	$403	$3,334	$576	$18	$3,928
Losses and loss expenses and life policy benefits	(812)	(454)	(721)	(144)	(2,131)	(463)	(15)	(2,609)
Acquisition costs	(261)	(198)	(281)	(37)	(777)	(120)	(2)	(899)

Technical result	$15	$145	$44	$222	$426	$(7)	$1	$420

Other income					4	—	6	10
Other operating expenses					(231)	(43)	(91)	(365)

Underwriting result					$199	$(50)	n/a	$65

Net investment income						67	506	573

Allocated underwriting result (1)						$17	n/a	n/a

Net realized and unrealized investment losses							(531)	(531)
Interest expense							(51)	(51)
Net foreign exchange gains							6	6
Income tax expense							(10)	(10)
Interest in losses of equity investments							(5)	(5)

Net income							n/a	$47

Loss ratio (2)	74.6%	56.9%	69.0%	35.8%	63.9%
Acquisition ratio (3)	24.0	24.9	26.8	9.2	23.3

Technical ratio (4)	98.6%	81.8%	95.8%	45.0%	87.2%
Other operating expense ratio (5)					6.9

Combined ratio (6)					94.1%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the year ended December 31, 2007

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other (A)	Total
Gross premiums written	$1,020	$740	$1,049	$401	$3,210	$597	$3	$3,810

Net premiums written	$1,020	$738	$1,026	$401	$3,185	$569	$3	$3,757
(Increase) decrease in unearned premiums	(21)	20	(20)	39	18	2	—	20

Net premiums earned	$999	$758	$1,006	$440	$3,203	$571	$3	$3,777
Losses and loss expenses and life policy benefits	(608)	(523)	(450)	(46)	(1,627)	(455)	—	(2,082)
Acquisition costs	(241)	(191)	(260)	(42)	(734)	(116)	—	(850)

Technical result	$150	$44	$296	$352	$842	$—	$3	$845

Other income (loss)					7	—	(24)	(17)
Other operating expenses					(214)	(33)	(80)	(327)

Underwriting result					$635	$(33)	n/a	$501

Net investment income						54	469	523

Allocated underwriting result (1)						$21	n/a	n/a

Net realized investment losses							(72)	(72)
Interest expense							(54)	(54)
Net foreign exchange losses							(15)	(15)
Income tax expense							(82)	(82)
Interest in losses of equity investments							(83)	(83)

Net income							n/a	$718

Loss ratio (2)	60.8%	69.0%	44.7%	10.5%	50.8%
Acquisition ratio (3)	24.1	25.2	25.9	9.6	22.9

Technical ratio (4)	84.9%	94.2%	70.6%	20.1%	73.7%
Other operating expense ratio (5)					6.7

Combined ratio (6)					80.4%

(A)	The Company reports the results of ChannelRe Holdings on a one-quarter lag. The 2007 period includes the Company’s share of ChannelRe Holdings’ net loss and a charge which represents the write-down of its total investment in ChannelRe Holdings due to anticipated unrealized mark-to-market losses on Channel Reinsurance Ltd’s credit derivative portfolio, which it expected to incur during the three months ended December 31, 2007, for a total of $92.8 million.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-Life segment

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net premiums written	$620	$723	$814	$1,236	$569	$3,392	$3,185

Net premiums earned	$844	$920	$808	$763	$838	$3,334	$3,203

Losses and loss expenses	(603)	(623)	(438)	(468)	(409)	(2,131)	(1,627)
Acquisition costs	(204)	(200)	(194)	(179)	(194)	(777)	(734)

Technical result	$37	$97	$176	$116	$235	$426	$842

Other income (loss)	6	(5)	2	1	—	4	7
Other operating expenses	(56)	(55)	(63)	(57)	(59)	(231)	(214)

Underwriting result	$(13)	$37	$115	$60	$176	$199	$635

Loss ratio (1)	71.3%	67.8%	54.2%	61.3%	48.8%	63.9%	50.8%
Acquisition ratio (2)	24.3	21.7	24.0	23.5	23.2	23.3	22.9

Technical ratio (3)	95.6%	89.5%	78.2%	84.8%	72.0%	87.2%	73.7%
Other operating expense ratio (4)	6.6	6.0	7.7	7.5	7.0	6.9	6.7

Combined ratio (5)	102.2%	95.5%	85.9%	92.3%	79.0%	94.1%	80.4%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net premiums written	$223	$264	$246	$332	$218	$1,064	$1,020

Net premiums earned	$261	$276	$285	$266	$264	$1,088	$999

Losses and loss expenses	(202)	(212)	(227)	(171)	(161)	(812)	(608)
Acquisition costs	(63)	(67)	(64)	(66)	(63)	(261)	(241)

Technical result	$(4)	$(3)	$(6)	$29	$40	$15	$150

Loss ratio (1)	77.3%	76.9%	79.6%	64.2%	61.0%	74.6%	60.8%
Acquisition ratio (2)	24.5	24.2	22.7	24.9	23.8	24.0	24.1

Technical ratio (3)	101.8%	101.1%	102.3%	89.1%	84.8%	98.6%	84.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	40%	44%	47%	48%	54%	45%	50%
Agriculture	28	20	32	16	20	23	12
Property	18	16	11	16	7	15	14
Multiline	2	6	3	10	7	6	9
Motor	4	7	4	5	6	5	7
Other	8	7	3	5	6	6	8

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net premiums written	$123	$137	$132	$373	$127	$765	$738

Net premiums earned	$215	$195	$186	$201	$217	$797	$758

Losses and loss expenses	(122)	(98)	(87)	(147)	(140)	(454)	(523)
Acquisition costs	(51)	(47)	(48)	(52)	(55)	(198)	(191)

Technical result	$42	$50	$51	$2	$22	$145	$44

Loss ratio (1)	56.6%	50.3%	46.7%	73.4%	64.4%	56.9%	69.0%
Acquisition ratio (2)	23.8	24.2	25.6	25.9	25.3	24.9	25.2

Technical ratio (3)	80.4%	74.5%	72.3%	99.3%	89.7%	81.8%	94.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	57%	60%	63%	64%	71%	62%	68%
Casualty	15	13	13	17	13	15	15
Motor	28	27	24	19	16	23	17

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net premiums written	$251	$274	$291	$333	$216	$1,150	$1,026

Net premiums earned	$266	$290	$272	$219	$247	$1,046	$1,006

Losses and loss expenses	(245)	(185)	(144)	(148)	(122)	(721)	(450)
Acquisition costs	(80)	(72)	(75)	(54)	(66)	(281)	(260)

Technical result	$(59)	$33	$53	$17	$59	$44	$296

Loss ratio (1)	92.0%	63.8%	52.8%	67.7%	49.4%	69.0%	44.7%
Acquisition ratio (2)	30.1	24.8	27.7	24.6	26.7	26.8	25.9

Technical ratio (3)	122.1%	88.6%	80.5%	92.3%	76.1%	95.8%	70.6%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	22%	18%	15%	11%	21%	16%	17%
Credit/Surety	22	21	20	19	21	20	19
Engineering	22	16	20	16	26	19	20
Marine	12	14	12	12	15	13	13
Specialty casualty	8	12	13	19	6	13	12
Specialty property	3	6	6	15	4	8	8
Other	11	13	14	8	7	11	11

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net premiums written	$23	$48	$145	$198	$8	$413	$401

Net premiums earned	$102	$159	$65	$77	$110	$403	$440

Losses and loss expenses	(34)	(128)	20	(2)	14	(144)	(46)
Acquisition costs	(10)	(14)	(7)	(7)	(10)	(37)	(42)

Technical result	$58	$17	$78	$68	$114	$222	$352

Loss ratio (1)	33.4%	80.8%	(30.7)%	2.0%	(12.8)%	35.8%	10.5%
Acquisition ratio (2)	9.4	8.7	10.2	9.1	9.6	9.2	9.6

Technical ratio (3)	42.8%	89.5%	(20.5)%	11.1%	(3.2)%	45.0%	20.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Net premiums written	$131	$141	$136	$170	$144	$579	$569

Net premiums earned	$136	$149	$146	$145	$151	$576	$571

Life policy benefits	(116)	(114)	(111)	(122)	(109)	(463)	(455)
Acquisition costs	(29)	(32)	(34)	(25)	(33)	(120)	(116)

Technical result	$(9)	$3	$1	$(2)	$9	$(7)	$—

Other operating expenses	(11)	(11)	(12)	(9)	(9)	(43)	(33)

Underwriting result	$(20)	$(8)	$(11)	$(11)	$—	$(50)	$(33)

Net investment income	16	17	18	15	11	67	54

Allocated underwriting result (1)	$(4)	$9	$7	$4	$11	$17	$21

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	86%	86%	85%	86%	81%	86%	82%
Longevity	11	11	12	12	15	11	15
Health	3	3	3	2	4	3	3

Total	100%	100%	100%	100%	100%	100%	100%

(1)	Allocated underwriting result is defined as net premiums earned and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Technical result	$4	$(6)	$2	$2	$1	$1	$3

Other income (loss)	2	1	3	—	(15)	6	(24)
Corporate expenses	(18)	(16)	(18)	(22)	(16)	(75)	(67)
Other operating expenses	(4)	(5)	(4)	(4)	(4)	(16)	(13)

Net investment income	128	129	127	122	127	506	469

Net realized and unrealized investment gains (losses)(1)	64	(324)	(296)	25	(17)	(531)	(72)
Interest expense	(13)	(12)	(15)	(12)	(13)	(51)	(54)
Net foreign exchange gains (losses)	14	(5)	2	(4)	2	6	(15)
Income tax (expense) benefit	(60)	40	53	(43)	(4)	(10)	(82)
Interest in (losses) earnings of equity investments(A)	(5)	—	(2)	1	(67)	(5)	(83)

PartnerRe’s interest in ChannelRe Holdings’ net loss(A)	—	—	—	—	(76)	—	(93)

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.
(A)	The Company reports the results of its equity investments on a one-quarter lag. See also pages 6 and 8.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	14%	16%	14%	16%	19%	15%	17%
Property	15	14	11	21	15	16	17
Motor	6	6	4	6	5	6	5
Multiline and other	2	3	2	3	2	3	3
Specialty
Agriculture	10	7	10	5	7	7	4
Aviation/Space	7	6	5	3	6	5	5
Catastrophe	3	6	15	14	1	10	11
Credit/Surety	9	8	7	5	8	7	7
Engineering	7	5	6	4	8	5	5
Energy	2	2	3	1	2	2	2
Marine	4	5	3	3	4	4	4
Specialty casualty	3	4	4	4	2	4	3
Specialty property	1	2	2	3	1	2	2
Life	17	16	14	12	20	14	15

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	45%	42%	39%	52%	47%	46%	45%
North America	42	44	47	36	41	41	42
Latin America, Caribbean and Africa	9	9	7	7	6	8	7
Asia, Australia and New Zealand	4	5	7	5	6	5	6

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	69%	71%	75%	70%	65%	71%	69%
Direct	31	29	25	30	35	29	31

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Distribution of Gross Premiums Written by Treaty Type Non-life sub-segment:
U.S.
Non-Proportional	14%	32%	30%	45%	20%	32%	37%
Proportional	86	68	70	55	80	68	63

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non U.S.) P&C
Non-Proportional	6%	18%	13%	36%	8%	24%	25%
Proportional	94	82	87	64	92	76	75

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non U.S.) Specialty
Non-Proportional	7%	12%	13%	26%	6%	15%	15%
Proportional	93	88	87	74	94	85	85

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	96%	97%	97%	98%	96%	97%	99%
Proportional	4	3	3	2	4	3	1

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	12%	26%	33%	45%	13%	32%	35%
Proportional	88	74	67	55	87	68	65

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2008 (1)			September 30, 2008 (1)			June 30, 2008 (1)			March 31, 2008 (1)			December 31, 2007			December 31, 2006
Investments:
Fixed maturities
U.S. government	$836		7%	$614		6%	$874		8%	$1,135		10%	$1,217		11%	$1,000		10%
Government Sponsored Entities (GSEs)	95		1	249		2	271		2	297		2	328		3	358		4
Other foreign governments	2,824		26	2,839		26	2,917		25	3,112		27	2,821		26	1,985		21
Corporates	3,413		31	3,286		30	3,503		30	3,225		28	2,861		26	2,341		24
Mortgage/asset-backed securities	3,014		28	2,787		26	2,723		24	2,607		22	2,272		21	2,152		22

Total fixed maturities	10,182		93	9,775		90	10,288		89	10,376		89	9,499		87	7,836		81
Short-term investments	117		1	114		1	108		1	144		1	97		1	134		1
Equities	513		5	858		8	1,065		9	1,100		9	872		8	1,015		11
Trading securities	—		—	—		—	—		—	—		—	399		4	600		6
Other invested assets	74		1	113		1	100		1	71		1	50		—	105		1

Total investments	$10,886		100%	$10,860		100%	$11,561		100%	$11,691		100%	$10,917		100%	$9,690		100%

Cash and cash equivalents	$838			$676			$480			$498			$655			$989
Total investments and cash	11,724			11,536			12,041			12,189			11,572			10,679

Maturity distribution:
One year or less	$545		5%	$705		7%	$754		7%	$817		8%	$730		7%	$848		11%
More than one year through five years	3,649		35	3,528		36	3,611		35	3,680		35	3,444		36	2,610		33
More than five years through ten years	2,730		27	2,518		25	2,896		28	3,026		29	2,764		29	2,000		25
More than ten years	361		4	351		4	412		4	390		3	386		4	360		4

Subtotal	7,285		71	7,102		72	7,673		74	7,913		75	7,324		76	5,818		73
Mortgage/asset-backed securities	3,014		29	2,787		28	2,723		26	2,607		25	2,272		24	2,152		27

Total	$10,299		100%	$9,889		100%	$10,396		100%	$10,520		100%	$9,596		100%	$7,970		100%

Credit quality by market value:
AAA	62%			59%			59%			64%			65%			65%
AA	5			8			8			7			7			5
A	19			17			17			14			12			14
BBB	11			12			12			11			12			11
Below Investment Grade/Unrated	3			4			4			4			4			5

	100%			100%			100%			100%			100%			100%

Expected average duration	3.1	Yrs		4.1	Yrs		3.8	Yrs		4.0	Yrs		3.9	Yrs		4.1	Yrs
Average yield to maturity at market	4.7%			5.4%			5.0%			4.4%			4.7%			4.9%
Average credit quality	AA			AA			AA			AA			AA			AA

(1)	On January 1, 2008, the Company adopted SFAS 159. Following the adoption of SFAS 159, the fixed maturities, short-term investments and equities previously classified as available for sale securities are classified as trading securities.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	December 31, 2008
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,242,592	36.4%	10.6%	0.9%
Communications	461,452	13.5	3.9	0.8
Consumer noncyclical	452,294	13.3	3.9	0.2
Industrials	337,112	9.9	2.9	0.3
Energy	200,456	5.9	1.7	0.2
Catastrophe bonds	164,388	4.8	1.4	0.3
Consumer cyclical	153,475	4.5	1.3	0.2
Utilities	108,295	3.2	0.9	0.1
Insurance	104,532	3.0	0.9	0.1
Technology	94,432	2.8	0.8	0.3
Materials	76,309	2.2	0.6	0.1
Real estate investment trusts	17,964	0.5	0.2	0.0

Total Corporate bonds	$3,413,301	100.0%	29.1%

Finance sector - Corporate bonds
Banks	$503,909	14.8%	4.3%	0.9%
Investment banking and brokerage	296,516	8.6	2.5	0.9
Commercial and consumer finance	230,998	6.8	2.0	0.4
Financial services	158,337	4.7	1.4	0.9
Other	52,832	1.5	0.4	0.1

Total finance sector - Corporate bonds	$1,242,592	36.4%	10.6%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non- Investment Grade	Total
Banks	$—	$130,300	$325,798	$47,811	$—	$503,909
Investment banking and brokerage	—	25,116	266,808	4,592	—	296,516
Commercial and consumer finance	—	42,928	131,704	46,529	9,837	230,998
Financial services	109,320	—	34,015	15,002	—	158,337
Other	14,999	4,638	23,406	4,589	5,200	52,832

Total finance sector - Corporate bonds	$124,319	$202,982	$781,731	$118,523	$15,037	$1,242,592

% of total	10.0%	16.4%	62.9%	9.5%	1.2%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 24.7% of the Company’s total corporate bonds. The single largest issuer accounts for 3.4% of the Company’s total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	December 31, 2008
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$100,874	27.7%	0.9%	0.1%
Finance	67,809	18.6	0.6	0.1
Communications	41,035	11.3	0.3	0.1
Energy	39,307	10.8	0.3	0.1
Industrials	32,147	8.8	0.3	—
Technology	28,826	7.9	0.3	0.1
Consumer cyclical	27,441	7.6	0.2	—
Materials	16,859	4.6	0.1	0.1
Utilities	8,228	2.3	0.1	—
Diversified	1,388	0.4	—	—

Total equities	$363,914	100.0%	3.1%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	74,168		0.6
Funds and ETFs holding equities	74,730		0.7

Total equities	$512,812		4.4%

Concentration of investment risk

The Top 10 common stock issuers, excluding equity securities held in mutual funds and exchange traded funds, account for 22.9% of the Company's total equities. The single largest issuer accounts for 4.6% of the Company's total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at December 31, 2008
	GNMA	GSEs	AAA	AA	A	BBB	Non- Investment Grade	Total
U.S. Asset-Backed Securities	$—	$—	$246,673	$93,834	$40,143	$22,248	$69,994	$472,892
U.S. Collaterized Mortgage Obligations	6,614	39,585	7,904	743	876	2,945	—	58,667
U.S. Mortgage Backed Securities (MBS)	190,015	1,986,054	—	—	—	—	—	2,176,069
U.S. MBS Interest Only	—	18,555	—	—	—	—	—	18,555

Subtotal U.S. mortgage/asset-backed securities	$196,629	$2,044,194	$254,577	$94,577	$41,019	$25,193	$69,994	$2,726,183

Non-U.S. Asset-Backed Securities	$—	$—	$13,405	$6,793	$11,647	$13,139	$—	$44,984
Non-U.S. Collaterized Mortgage Obligations	—	—	84,356	1,938	—	2,267	—	88,561
Non-U.S. Mortgage Backed Securities	—	—	131,922	18,922	—	3,171	—	154,015

Subtotal Non-U.S. mortgage/asset-backed securities	$—	$—	$229,683	$27,653	$11,647	$18,577	$—	$287,560

Total mortgage/asset-backed securities	$196,629	$2,044,194	$484,260	$122,230	$52,666	$43,770	$69,994	$3,013,743

Corporate Securities	—	94,527	—	—	—	—	—	94,527

Total	$196,629	$2,138,721	$484,260	$122,230	$52,666	$43,770	$69,994	$3,108,270

% of total	6.3%	68.8%	15.6%	3.9%	1.7%	1.4%	2.3%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	December 31, 2008
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$26,310	$—	$26,310	$—	$26,310
Principal Finance - Derivative Exposure Assumed	—	(42,427)	(42,427)	257,233	214,806
Insurance-Linked Securities	—	(5,393)	(5,393)	60,000	54,607
Strategic Investments	82,762	—	82,762	—	82,762

Total other invested assets - Private Markets Exposure Assumed	109,072	(47,820)	61,252	317,233	378,485

Other Credit Derivatives - Exposure Assumed	—	(11,017)	(11,017)	28,630	17,613
Principal Finance Derivative - Protection Purchased	—	7,228	7,228	(19,000)	(11,772)
Other Credit Derivatives - Protection Purchased	—	13,037	13,037	(276,665)	(263,628)

Other (2)	8,937	(4,944)	3,993

Total other invested assets	$118,009	$(43,516)	$74,493

(1)	The total net exposures originated in Private Markets are $884 million. In addition to the net exposures listed above of $378 million and the Private Market protection purchased of ($12) million, the Company has the following other net exposures originated in Private Markets:
-	Principal Finance: $221 million of assets listed under Investments—Fixed Maturities and $12 million of limits on transactions that use reinsurance accounting for a total exposure of $462 million.
-	Insurance-Linked Securities: $172 million of bonds listed under Investments—Fixed Maturities and $108 million of limits on transactions that use reinsurance accounting for a total exposure of $335 million.
-	Strategic Investments: $4 million of assets listed under Other Assets for a total exposure of $87 million.
(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2008 (1)	September 30, 2008 (1)	June 30, 2008 (1)	March 31, 2008 (1)	December 31, 2007	December 31, 2008	December 31, 2007
Fixed maturities	$134,729	$131,289	$129,056	$119,676	$118,984	$514,751	$421,672
Short-term investments, trading securities, cash and cash equivalents	3,795	4,099	4,695	6,295	14,550	18,884	55,618
Equities	6,534	7,366	7,155	8,360	7,597	29,415	36,383
Funds held and other	7,490	10,136	10,779	8,856	3,122	37,261	32,339
Investment expenses	(8,227)	(6,752)	(6,191)	(6,177)	(6,482)	(27,347)	(22,753)

Net investment income	$144,321	$146,138	$145,494	$137,010	$137,771	$572,964	$523,259

Net realized investment gains (losses) on fixed maturities and short-term investments, excluding other-than-temporary impairments (2)	$12,883	$(91,845)	$17,844	$45,042	$4,992	$(16,076)	$(16,842)
Net realized investment (losses) gains on equities, excluding other- than-temporary impairments	(126,362)	(57,681)	(20,658)	(25,780)	23,303	(230,481)	82,037
Other-than-temporary impairments	—	—	—	—	(36,866)	—	(124,997)
Net realized gains on trading securities	—	—	—	—	1,562	—	18,667
Change in net unrealized investment losses on trading securities	—	—	—	—	(13,981)	—	(31,308)
Net realized and unrealized investment losses on equity securities sold but not yet purchased	—	—	—	—	(391)	—	(9,398)
Net realized and unrealized (losses) gains on designated hedging activities	—	—	—	—	(1,996)	—	7,482
Net realized gains (losses) on other invested assets	28,305	(35,347)	(16,040)	23,440	16,000	358	10,408
Change in net unrealized (losses) gains on other invested assets	(10,933)	2,330	13,947	(2,132)	—	3,212	—
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option under SFAS 159	176,067	(97,577)	(303,100)	73,750	—	(150,860)	—
Change in net unrealized investment gains (losses) on short-term investments subject to the fair value option under SFAS 159	1,915	(1,049)	(193)	(122)	—	551	—
Change in net unrealized investment (losses) gains on equities subject to the fair value option under SFAS 159	(14,052)	(56,280)	14,784	(89,086)	—	(144,634)	—
Net other realized and unrealized investment (losses) gains	(3,856)	13,265	(2,839)	—	(9,133)	6,570	(8,541)

Net realized and unrealized investment gains (losses)	$63,967	$(324,184)	$(296,255)	$25,112	$(16,510)	$(531,360)	$(72,492)

(1)	The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company's available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option under SFAS 159.
(2)	Net realized investment losses on fixed maturities and short-term investments includes a $95,117 write-down of defaulted securities for the three months ended September 30, 2008 and the year ended December 31, 2008.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in millions of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,110,240	$7,231,436	$6,870,785
Reinsurance recoverable at beginning of period	(125,248)	(133,385)	(135,629)	(132,479)	(134,704)	(132,479)	(138,585)

Net liability at beginning of period	7,359,377	7,480,651	7,437,742	7,098,957	6,975,536	7,098,957	6,732,200

Net incurred losses related to:
Current year	670,595	740,948	567,961	584,670	504,483	2,564,174	2,041,752
Prior years	(68,080)	(102,505)	(130,667)	(116,684)	(95,746)	(417,936)	(414,043)

	602,515	638,443	437,294	467,986	408,737	2,146,238	1,627,709

Net losses paid	(396,595)	(445,973)	(395,895)	(342,356)	(389,224)	(1,580,819)	(1,620,367)

Effects of foreign exchange rate changes	(179,846)	(313,744)	1,510	213,155	103,908	(278,925)	359,415

Net liability at end of period	7,385,451	7,359,377	7,480,651	7,437,742	7,098,957	7,385,451	7,098,957
Reinsurance recoverable at end of period	125,215	125,248	133,385	135,629	132,479	125,215	132,479

Gross liability at end of period	$7,510,666	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,510,666	$7,231,436

Breakdown of gross liability at end of period:
Case reserves	$3,107,780	$3,095,309	$3,198,182	$3,163,431	$3,062,414	$3,107,780	$3,062,414
Additional case reserves	311,408	290,115	304,796	320,706	306,487	311,408	306,487
Incurred but not reported reserves	4,091,478	4,099,201	4,111,058	4,089,234	3,862,535	4,091,478	3,862,535

Gross liability at end of period	$7,510,666	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,510,666	$7,231,436

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,807,091	$2,707,225	$2,674,545	$2,581,781	$2,515,820	$2,807,091	$2,515,820
Global (Non-U.S.) P&C	2,291,856	2,428,686	2,658,505	2,708,713	2,542,278	2,291,856	2,542,278
Global (Non-U.S.) Specialty	2,082,290	2,003,353	2,049,163	2,009,980	1,887,187	2,082,290	1,887,187
Catastrophe	329,429	345,361	231,823	272,897	286,151	329,429	286,151

Gross liability at end of period	$7,510,666	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,510,666	$7,231,436

Unrecognized time value of non-life reserves	$732,982	$1,046,590	$1,184,280	$1,053,231	$1,121,912	$732,982	$1,121,912

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	65.8%	69.9%	90.5%	73.2%	95.2%	73.7%	99.6%
Non-life paid losses to net premiums earned ratio	46.8%	48.0%	48.9%	44.8%	46.4%	47.2%	50.5%

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in millions of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,526,275	$1,641,389	$1,600,447	$1,541,687	$1,622,564	$1,541,687	$1,430,691
Reinsurance recoverable at beginning of period	(31,968)	(40,163)	(44,458)	(43,098)	(40,871)	(43,098)	(42,542)

Net liability at beginning of period	1,494,307	1,601,226	1,555,989	1,498,589	1,581,693	1,498,589	1,388,149

Net incurred losses related to:
Current year	101,945	108,506	111,785	116,419	111,099	438,655	453,099
Prior years	14,411	5,012	(359)	5,263	(2,280)	24,327	1,653

	116,356	113,518	111,426	121,682	108,819	462,982	454,752

Net losses paid	(69,260)	(107,837)	(68,124)	(107,217)	(204,512)	(352,438)	(430,281)

Effects of foreign exchange rate changes	(133,490)	(112,600)	1,935	42,935	12,589	(201,220)	85,969

Net liability at end of period	1,407,913	1,494,307	1,601,226	1,555,989	1,498,589	1,407,913	1,498,589
Reinsurance recoverable at end of period	24,102	31,968	40,163	44,458	43,098	24,102	43,098

Gross liability at end of period	$1,432,015	$1,526,275	$1,641,389	$1,600,447	$1,541,687	$1,432,015	$1,541,687

PartnerRe Ltd.

Reserve Development

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007
Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$37,477	$16,221	$22,378	$15,725	$22,242
Global (Non-U.S.) P&C	15,957	40,568	51,959	57,550	25,152
Global (Non-U.S.) Specialty	(4,013)	21,107	31,880	32,865	41,708
Catastrophe	18,659	24,609	24,450	10,544	6,644

Total Non-life net prior year reserve development	$68,080	$102,505	$130,667	$116,684	$95,746

Life segment	$(14,411)	$(5,012)	$359	$(5,263)	$2,280

	For the year ended
	December 31, 2008	December 31, 2007
Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$91,801	$72,261
Global (Non-U.S.) P&C	166,034	96,976
Global (Non-U.S.) Specialty	81,839	202,130
Catastrophe	78,262	42,676

Total Non-life net prior year reserve development	$417,936	$414,043

Life segment	$(24,327)	$(1,653)

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S dollars except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity (1) calculated with net income (loss) available to common shareholders	9.1%	(16.9)%	(3.6)%	12.7%	21.1%	0.3%	20.9%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1) (2)	3.9	(29.6)	(23.0)	1.0	(2.3)	(11.9)	(1.7)
Interest in (losses) earnings of equity investments, net of tax, on beginning common shareholders’ equity (1)	(0.5)	(0.1)	0.1	0.1	(8.1)	(0.1)	(2.6)

Annualized operating return on beginning common shareholders’ equity (1)	5.7%	12.8%	19.3%	11.6%	31.5%	12.3%	25.2%

Net income (loss)	$95,290	$(151,719)	$(26,024)	$129,020	$180,603	$46,567	$717,812
Less:
Net realized and unrealized investment gains (losses), net of tax (2)	37,637	(281,129)	(219,063)	8,936	(18,982)	(453,621)	(56,288)
Interest in (losses) earnings of equity investments, net of tax	(4,909)	(552)	578	1,242	(66,415)	(3,641)	(82,867)
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631	34,525	34,525

Operating earnings available to common shareholders	$53,931	$121,331	$183,830	$110,211	$257,369	$469,304	$822,442

Per diluted share:
Net income (loss)	$1.53	$(3.01)	$(0.64)	$2.16	$3.04	$0.22	$11.87
Less:
Net realized and unrealized investment gains (losses), net of tax (2)	0.67	(5.27)	(4.04)	0.16	(0.34)	(8.15)	(0.98)
Interest in (losses) earnings of equity investments, net of tax	(0.09)	(0.01)	0.01	0.02	(1.17)	(0.06)	(1.44)

Operating earnings	$0.95	$2.27	$3.39	$1.98	$4.55	$8.43	$14.29

(1)	Excluding cumulative preferred shares: 2008 and 2007, $520,000.
(2)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2006
Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$4,199,108	$4,084,686	$4,409,242	$4,472,604	$4,321,557	$3,785,847
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	3,679,108	3,564,686	3,889,242	3,952,604	3,801,557	3,265,847

Less:
Net unrealized (losses) gains on fixed income securities, net of tax	(35,263)	(174,349)	(96,837)	139,920	71,958	(18,694)

Book value excluding net unrealized gains or losses on fixed income securities, net of tax	$3,714,371	$3,739,035	$3,986,079	$3,812,684	$3,729,599	$3,284,541

Divided by:
Number of common and common share equivalents outstanding	57,533.9	54,519.3	55,388.3	55,725.7	55,936.4	58,248.8

Equals:
Diluted book value per common and common share equivalents outstanding excluding net unrealized gains or losses on fixed income securities, net of tax	$64.56	$68.58	$71.97	$68.42	$66.68	$56.39

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2006
Total shareholders’ equity	$4,199,108	$4,084,686	$4,409,242	$4,472,604	$4,321,557	$3,785,847
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$3,679,108	$3,564,686	$3,889,242	$3,952,604	$3,801,557	$3,265,847

Basic common shares outstanding	56,453.3	53,275.9	54,004.9	54,262.9	54,250.5	57,076.3

Basic book value per common share	$65.17	$66.91	$72.02	$72.84	$70.07	$57.22

Diluted book value per common share

Common shareholders’ equity	$3,679,108	$3,564,686	$3,889,242	$3,952,604	$3,801,557	$3,265,847

Basic common shares outstanding	56,453.3	53,275.9	54,004.9	54,262.9	54,250.5	57,076.3
Add: Stock options and other	2,365.8	2,419.8	2,820.1	3,002.5	3,018.5	3,339.2
Add: Restricted stock units	751.0	751.5	748.9	690.5	680.6	397.6
Add: Forward sale contract	—	—	—	—	115.4	—
Less: Stock options and other bought back via treasury stock method	(2,036.2)	(1,927.9)	(2,185.6)	(2,230.2)	(2,128.6)	(2,564.3)

Diluted common and common share equivalents outstanding	57,533.9	54,519.3	55,388.3	55,725.7	55,936.4	58,248.8

Diluted book value per common share	$63.95	$65.38	$70.22	$70.93	$67.96	$56.07

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended December 31, 2008		As of and for the year ended December 31, 2008
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,565	$65.38	$3,802	$67.96

Technical result	32	0.56	420	7.55
Other operating expenses	(89)	(1.57)	(365)	(6.56)
Net investment income	144	2.55	573	10.30
Other, net	10	0.16	(35)	(0.63)
Operating income tax expense	(34)	(0.60)	(89)	(1.61)
Preferred dividends	(9)	(0.15)	(35)	(0.62)

Operating earnings	54	0.95	469	8.43

Net realized and unrealized investment gains (losses), net of tax (1)	38	0.67	(453)	(8.15)
Interest in losses of equity investments, net of tax	(5)	(0.09)	(4)	(0.06)

Net income available to common shareholders	87	1.53	12	0.22

Common share dividends	(26)	(0.46)	(100)	(1.84)
Change in currency translation adjustment	(128)	(2.26)	(163)	(2.93)
Change in net unrealized gains or losses on investments, net of tax	—	—	15	0.27
Issuance of common shares, net	194	(0.24)	126	(0.42)
Other, net	(13)	(0.22)	(13)	(0.23)

Impact of change in number of common and common share equivalents outstanding	n/a	0.22	n/a	0.92

Common shareholders’ equity / diluted book value per common share at end of period	$3,679	$63.95	$3,679	$63.95

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2007		As of and for the year ended December 31, 2006
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,266	$56.07	$2,573	$44.57

Technical result	845	14.69	707	12.23
Other operating expenses	(327)	(5.69)	(310)	(5.36)
Net investment income	523	9.09	449	7.77
Other, net	(86)	(1.50)	(61)	(1.04)
Operating income tax expense	(98)	(1.70)	(94)	(1.64)
Preferred dividends	(35)	(0.60)	(35)	(0.60)

Operating earnings	822	14.29	656	11.36

Net realized investment (losses) gains, net of tax(1)	(56)	(0.98)	47	0.80
Interest in (losses) earnings of equity investments, net of tax	(83)	(1.44)	12	0.21

Net income available to common shareholders	683	11.87	715	12.37

Common share dividends	(96)	(1.72)	(91)	(1.60)
Change in currency translation adjustment	129	2.24	56	0.97
Change in net unrealized gains or losses on investments, net of tax	38	0.66	(20)	(0.35)
(Repurchase) issuance of common shares, net	(213)	(0.98)	40	0.42
Other, net	(5)	(0.08)	(7)	(0.13)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.10)	n/a	(0.18)

Common shareholders’ equity / diluted book value per common share at end of period	$3,802	$67.96	$3,266	$56.07

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.